UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2004

eMerge Interactive, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29037	65-0534535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL	32958
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On December 2, 2004, eMerge Interactive, Inc. (the “Company”) closed the sale of securities to certain institutional investors (collectively, the “Investors”) in a private placement transaction previously announced on November 22, 2004. At the closing, the Company sold an aggregate of 2,500,000 shares of common stock to the Investors for an aggregate purchase price of $4,000,000 (or $1.60 per share) pursuant to the terms of the Securities Purchase Agreement, dated as of November 22, 2004 (the “Purchase Agreement”), among the Company and the Investors. As part of the transaction, the Company also issued to the Investors warrants to purchase an aggregate of 875,000 shares of common stock at an exercise price of $2.00 per share (the “Warrants”) and additional investment rights to purchase up to an aggregate of 1,250,000 shares of common stock at a purchase price of $1.60 per share (the “Additional Investment Rights”). The placement agent for the transaction received a cash fee of $200,000 and a warrant to purchase an aggregate of 150,000 shares of common stock at an exercise price of $2.30 per share (the “Placement Agent Warrant”).

In connection with the offer and sale of securities to the Investors and the placement agent, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The Company believes that the Investors and the placement agent are “accredited investors”, as such term is defined in Rule 501(a) promulgated under the Securities Act.

The Company also entered into a Registration Rights Agreement, dated as of December 2, 2004 (the “Registration Rights Agreement”), with the Investors pursuant to which the Company has agreed to file, within 30 days after the closing, a registration statement covering the resale of the shares of common stock sold to the Investors and the shares of common stock issuable upon exercise of the Warrants and Additional Investment Rights issued to the Investors.

Copies of the Purchase Agreement, the form of Warrant issued to the Investors, the form of Additional Investment Right issued to the Investors, the Registration Rights Agreement and the Placement Agent Warrant are filed herewith as Exhibits 10.1 through 10.5 and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 2, 2004, the Company issued a press release announcing that it closed the private placement of common stock, additional investment rights and warrants to certain institutional investors. A copy of the press release containing such announcement is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Securities Purchase Agreement, dated as of November 22, 2004, by and among eMerge Interactive, Inc. and the investor parties thereto (previously filed as Exhibit 10.1 to eMerge Interactive, Inc.’s Current Report on Form 8-K dated November 22, 2004 and incorporated herein by reference).

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10.2	Form of Warrant, dated as of December 2, 2004, issued by eMerge Interactive, Inc. to each of Steelhead Investments Ltd., Cranshire Capital, L.P. and Omicron Master Trust.

10.3	Form of Additional Investment Right, dated as of December 2, 2004, issued by eMerge Interactive, Inc. to each of Steelhead Investments Ltd., Cranshire Capital, L.P. and Omicron Master Trust.

10.4	Registration Rights Agreement, dated as of December 2, 2004, by and among eMerge Interactive, Inc., Steelhead Investments Ltd., Cranshire Capital, L.P. and Omicron Master Trust.

10.5	Warrant, dated as of December 2, 2004, issued by eMerge Interactive, Inc. to Roth Capital Partners, LLC.

99.1	Press release, dated December 2, 2004, announcing that eMerge Interactive, Inc. has closed the private placement of common stock, additional investment rights and warrants to certain institutional investors (furnished pursuant to Item 7.01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGE INTERACTIVE, INC.

Date: December 7, 2004	By:	/s/ ROBERT E. DRURY
Robert E. Drury
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.:	Description:
10.1	Securities Purchase Agreement, dated as of November 22, 2004, by and among eMerge Interactive, Inc. and the investor parties thereto (previously filed as Exhibit 10.1 to eMerge Interactive, Inc.’s Current Report on Form 8-K dated November 22, 2004 and incorporated herein by reference).

10.2	Form of Warrant, dated as of December 2, 2004, issued by eMerge Interactive, Inc. to each of Steelhead Investments Ltd., Cranshire Capital, L.P. and Omicron Master Trust.

10.3	Form of Additional Investment Right, dated as of December 2, 2004, issued by eMerge Interactive, Inc. to each of Steelhead Investments Ltd., Cranshire Capital, L.P. and Omicron Master Trust.

10.4	Registration Rights Agreement, dated as of December 2, 2004, by and among eMerge Interactive, Inc., Steelhead Investments Ltd., Cranshire Capital, L.P. and Omicron Master Trust.

10.5	Warrant, dated as of December 2, 2004, issued by eMerge Interactive, Inc. to Roth Capital Partners, LLC.

99.1	Press release, dated December 2, 2004, announcing that eMerge Interactive, Inc. has closed the private placement of common stock, additional investment rights and warrants to certain institutional investors (furnished pursuant to Item 7.01).